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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 2001

                          UNITED PETROLEUM CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                               0-25006             13-3103494
(STATE OR OTHER JURISDICTION         (COMMISSION           (IRS EMPLOYER
  OF INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO.)

           5800 N.W. 74TH AVENUE
           MIAMI, FLORIDA                                  33166

           (ADDRESS OF PRINCIPAL                           (ZIP CODE)
            EXECUTIVE OFFICES)



                                 (305) 592-5101

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

          ON OCTOBER 25, 2001, JOHN MACDONALD WAS NAMED CHIEF EXECUTIVE OFFICER OF UNITED PETROLEUM CORPORATION.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNITED PETROLEUM CORPORATION
                                     (Registrant)



                                   By: /s/ JORGE CANO
Date:  October 25, 2001                ------------------------
                                       Jorge Cano
                                       President/Director